UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GLOO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GLOO HOLDINGS, INC.

831 PEARL STREET

BOULDER, COLORADO 80302

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m., Mountain Time, on Monday, July 13, 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2026 annual meeting of stockholders of Gloo Holdings, Inc., to be held on Monday, July 13, 2026 at 10:00 a.m., Mountain Time. The annual meeting will be conducted virtually via live audio webcast. We are committed to ensuring that stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/GLOO2026, where you will be able to listen to the meeting live, submit questions and vote online.

We are holding the annual meeting to act upon the following matters, as more fully described in the accompanying proxy statement:

•
to elect three Class I directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal;
•
to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027; and
•
to transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on Friday, May 15, 2026 as the record date for the annual meeting. Only stockholders of record on May 15, 2026 are entitled to notice of and to vote at the annual meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to Be Held on July 13, 2026. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access our proxy statement for our annual meeting and our annual report to stockholders over the Internet. The Notice provides instructions on how to vote and includes instructions on how to receive a copy of our proxy materials and annual report by mail or e-mail. The Notice, our proxy statement and our annual report to stockholders can be accessed directly at the following Internet address: www.proxyvote.com, using the 16-digit control number located on the Notice or, if you requested to receive a printed copy of the proxy materials, your accompanying proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the annual meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the annual meeting and to vote your shares at the annual meeting.

On behalf of the directors, management and employees of Gloo, thank you for your continued support of and ownership in our company.

By order of the Board of Directors,

Scott Beck
President and Chief Executive Officer
Boulder, Colorado
May 27, 2026

GLOO HOLDINGS, INC.

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held at 10:00 a.m., Mountain Time, on Monday, July 13, 2026

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2026 annual meeting of stockholders of Gloo Holdings, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof. The annual meeting will be held on Monday, July 13, 2026 at 10:00 a.m., Mountain Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/GLOO2026, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials, or Notice, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about Wednesday, May 27, 2026 to all stockholders of record as of Friday, May 15, 2026. The proxy materials and our annual report can be accessed as of Wednesday, May 27, 2026 by visiting https://investors.gloo.com/financial-information/sec-filings. If you receive a Notice, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
the election of three Class I directors to hold office until our 2029 annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal; and
•
the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the annual meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR ALL” the director nominees named in this proxy statement; and
•
“FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027,

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote in accordance with their judgment on such matter.

Who is entitled to vote at the annual meeting?

Holders of our Class A and Class B common stock as of the close of business on Friday, May 15, 2026, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting and any postponement or adjournment of the meeting.

How many shares can be voted at the annual meeting?

As of the record date, there were 13,108,949 shares of our Class A common stock outstanding and 69,298,373 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each matter properly brought before the annual meeting, and each share of Class B common stock is entitled to ten votes on each matter properly brought before the annual meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially, or in “street name.”

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Fidelity Stock Transfer Solutions LLC, then you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. We have enclosed a proxy card for you to use. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Beneficial Owners, or “Street Name” Stockholders

If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. If you do not provide voting instructions, your shares may constitute broker non-votes. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or nominee that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the annual meeting. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

What are broker non-votes and abstentions?

A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a street name stockholder, your bank, broker or other nominee holder of record is permitted to vote your shares on the ratification of the independent registered public accounting firm, which is a routine matter, even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any non-routine matter, including for example, a director election, a matter relating to executive compensation or any stockholder proposal. In that case, without your voting instructions, a broker non-vote will occur. You should consult your bank, broker or other nominee holder if you have questions about this.

An “abstention” will occur at the annual meeting if your shares of common stock are deemed to be present at the annual meeting, either because you virtually attend the annual meeting or because you have properly completed and returned a proxy, but you do not vote on any proposal or other matter which is required to be voted on by our stockholders at the annual meeting.

Is there a list of registered stockholders entitled to vote at the annual meeting?

A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting between the hours of 9:00 a.m. and 5:00 p.m., Mountain Time, at our principal executive offices located at 831 Pearl Street, Boulder, Colorado 80302. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (303) 381-2645 or writing to Gloo Holdings, Inc., 831 Pearl Street, Boulder, Colorado 80302.

How many votes are needed for approval of each proposal?

Proposal No. 1—Election of directors

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote “FOR ALL” director nominees named herein, (2) “WITHHOLD ALL” votes for all such director nominees or (3) vote “FOR ALL EXCEPT,” which is a vote for all director nominees other than any nominees with respect to whom your vote is specifically withheld by indicating such in the space provided on the proxy. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Proposal No. 2—Ratification of independent registered public accounting firm

The ratification of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. You may vote “FOR” or “AGAINST” this proposal, or you may indicate that you wish to “ABSTAIN” from voting on this proposal. Abstentions will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the annual meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person (including virtually) or by proxy, of holders of a majority of the voting power of our capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

How do I vote and what are the voting deadlines?

Stockholders of Record

If you are a stockholder of record, you may vote in one of the following ways

•
by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on July 12, 2026 (have your Notice or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on July 12, 2026 (have your Notice or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received by 11:59 p.m., Eastern Time, on July 12, 2026; or
•
by attending the annual meeting virtually by visiting www.virtualshareholdermeeting.com/GLOO2026, where you may vote during the meeting (have your Notice or proxy card in hand when you visit the website).

Submitting your proxy by Internet, by telephone or by mail will in no way limit your right to vote at the annual meeting if you later decide to attend virtually. Even if you currently plan to virtually attend the annual meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the annual meeting.

Street Name Stockholders

If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or Notice indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the annual meeting with the control number indicated on that voting instruction form or Notice. Otherwise, you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholders of Record

If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR ALL” director nominees named in this proxy statement; and
•
“FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders

Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Your broker, bank or other nominee will not have discretion to vote on any other proposals, including the election of directors, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy after I return my proxy card?

Stockholder of Record

If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

•
entering a new vote by Internet or telephone prior to 11:59 p.m., Eastern Time, on July 12, 2026;
•
completing and returning a later-dated proxy card, which must be received prior to 11:59 p.m., Eastern Time, on July 12, 2026;
•
delivering a written notice of revocation to our corporate secretary at Gloo Holdings, Inc., 831 Pearl Street
•
Boulder, Colorado 80302, Attention: Secretary, which must be received by 11:59 p.m., Eastern Time, on July 12, 2026; or
•
virtually attending and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders

If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change your vote or revoke your proxy.

What do I need to do to attend the annual meeting?

We will be hosting the annual meeting via live audio webcast only. The live audio webcast of the annual meeting will be available for listening by the general public, but participation in the annual meeting, including voting shares and submitting questions, will be limited to stockholders. Attendees will be required to comply with meeting the guidelines and procedures available at www.virtualshareholdermeeting.com/GLOO2026.

Stockholders of Record

If you were a stockholder of record as of the record date, then you may attend the annual meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.proxyvote.com. To attend and participate in the annual meeting, you will need the 16-digit control number included on your Notice or proxy card. If you lose your control number, you may join the annual meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business as of the record date. The annual meeting live audio webcast will begin promptly at 10:00 a.m., Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Mountain Time, and you should allow ample time for the check-in procedures.

Street Name Stockholders

If you were a street name stockholder as of the record date and your voting instruction form or Notice indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or Notice. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the annual meeting.

Can I ask questions at the annual meeting?

You may submit questions via the Internet during the annual meeting by participating in the webcast at www.virtualshareholdermeeting.com/GLOO2026. We will answer timely submitted questions on a matter to be voted on at the annual meeting before voting is closed on the matter. Following adjournment of the formal business of the annual meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions received during the annual meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data privacy protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the annual meeting can be found in our 2026 Rules of Conduct and Procedure, available at www.virtualshareholdermeeting.com/GLOO2026.

As noted above, if you lose your control number, you may join the annual meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business as of the record date.

How can I get help if I have trouble checking in or listening to the annual meeting online?

Online check-in to the annual meeting webcast will begin at 9:45 a.m., Mountain Time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the duration of the annual meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the annual meeting. If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Scott Beck, our President and Chief Executive Officer, Paul Seamon, our Chief Financial Officer, and Jared Warner, our Chief Administrative Officer, have been designated as proxy holders for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

We have retained Broadridge Financial Solutions to tabulate the votes and serve as the independent inspector of election for the annual meeting.

How can I contact Gloo’s transfer agent?

You may contact our transfer agent, Fidelity Stock Transfer Solutions LLC, by telephone at 833-500-1036, or by emailing Fidelity Stock Transfer Solutions LLC, at FSTOperations@fmr.com. You may also access instructions with respect to certain stockholder matters (such as a change in your address) via the Internet at Fidelity.com/NetBenefits.com.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. If you choose to access the proxy materials or vote over the Internet, however, you are responsible for Internet access charges you may incur. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees, and we will reimburse the reasonable out-of-pocket expenses they incur in doing so. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. At our discretion, we may engage a proxy solicitation firm to assist us with the solicitation process, for which we will bear the costs of any such engagement.

Where can I find the voting results of the annual meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. We believe that this process expedites stockholders’ receipt of the proxy materials, lowers the costs of the annual meeting and helps conserve natural resources. As a result, we are mailing to our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings. We may, at our discretion, voluntarily choose to mail or deliver a paper copy of the proxy materials, including our proxy statement and annual report, to one or more stockholders.

Can I access the proxy statement and annual report on the Internet?

Yes. As noted above, we are furnishing our proxy materials to our stockholders via the Internet, except for those stockholders who have elected to receive paper copies. We highly recommend that you receive electronic delivery of our proxy statements, annual reports and other stockholder communications. This helps reduce the use of paper and reduces our printing, postage and other costs. If you have previously requested paper copies of such materials, you can elect to receive electronic copies when you vote on the Internet.

This proxy statement, the form of proxy card and our annual report are available at www.virtualshareholdermeeting.com/GLOO2026. If you are a stockholder of record who has requested to receive paper copies of the proxy materials and would like to access our future proxy statements and annual reports electronically instead of receiving paper copies in the mail, there are several ways to do this. You can mark the appropriate box on your proxy card or follow the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise. If you have Internet access, we hope you make this choice.

What does it mean if I receive more than one Notice or more than one set of printed proxy materials?

If you receive more than one Notice or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or may be registered in different accounts. Please follow the voting instructions on each Notice or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one copy of the Notice or proxy statement and annual report. How may I obtain an additional copy of the Notice or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice or proxy statement and annual report, as applicable, you may contact us as follows:

Gloo Holdings, Inc.

Attention: Investor Relations

831 Pearl Street

Boulder, Colorado 80302

Tel: (303) 381-2645

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Who should I contact if I have questions?

If you are a holder of our common stock through a brokerage account and you have any questions or need assistance in voting your shares, you should contact the broker or bank where you hold the account.

If you are a registered holder of our common stock and you have any questions or need assistance in voting your shares, please email our Investor Relations department at investor@gloo.us.

As an additional resource, the SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. UNDER NO CIRCUMSTANCES DOES THE DELIVERY OF THIS PROXY STATEMENT CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors currently consists of eight directors, five of whom are independent under the listing standards of the Nasdaq Stock Market (“Nasdaq”). Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of Friday, May 15, 2026, and certain other information for each of our directors and director nominees:

				Current	Expiration of Term for Which
Name	Class	Age	Position(s)	Term Expires	Nominated
Nominees for Director
Bishop Claude Alexander, Jr.(2)(3)	I	62	Director	2026	2029
John Furst(4)(5)	I	67	Director	2026	2029
Derek Green(1)	I	39	Director	2026	2029
Continuing Directors
Robert Gruenewald	II	49	Director	2027	—
Nona Jones(2)(3)	II	43	Director	2027	—
Scott Beck	III	67	President, Chief Executive Officer, and Director	2028	—
Patrick Gelsinger	III	65	Executive Chair and Director	2028	—
Elizabeth Grennan(1)(6)	III	52	Director	2028	—

(1)
Member of audit committee
(2)
Member of compensation committee
(3)
Member of nominating and corporate governance committee
(4)
Chairperson of audit committee
(5)
Chairperson of compensation committee
(6)
Chairperson of nominating and corporate governance committee

Nominees for Director—Class I

Bishop Claude Alexander, Jr. has served on our board of directors since December 2022. Bishop Alexander has served as senior pastor of The Park Church in Charlotte, North Carolina since August 1990, as chief executive officer of The Park Expo and Conference Center since November 2006, and as vice presiding bishop of the Kingdom Association of Covenant Pastors since 2008. He also provided business development consulting services to Crowe LLP, a public accounting firm, from January 2023 to March 2024. Bishop Alexander serves on several boards of directors and has authored numerous devotional books. Bishop Alexander graduated from Gordon-Conwell Theological Seminary with a Doctorate of Ministry, from Pittsburgh Theological Seminary with a Master in Divinity and from Morehouse College with a Bachelor of Art in Philosophy. We believe Bishop Alexander is qualified to serve on our board of directors because of his extensive senior management experience in Christian organizations.

John Furst has served on our board of directors since July 2019. Mr. Furst has more than 35 years of experience in leveraged acquisitions and private investments. Mr. Furst is the founder of Oak Stream Investors, a private investment firm founded in 2008. He manages his own capital making investments in real estate, oil and gas, fixed income securities and public and private equities. Mr. Furst has served on the board of directors of Capital Southwest Corporation, a credit provider to small and medium sized businesses listed on Nasdaq, since 2014. Mr. Furst has also served on the board of directors for Drilling Tools International, a provider of tools for land and offshore drilling listed on Nasdaq, since 2012. Prior to founding Oak Stream Investors, Mr. Furst worked in a variety of roles at investment banks and private equity firms, including as a partner with Hicks Muse Tate & Furst. Mr. Furst is also an adjunct professor at the University of North Texas and the University of Texas at Dallas, where he teaches finance and investments. Mr. Furst graduated from the Graduate School of Business at the University of Texas at Austin with a Master of Business Administration and from Arizona State University with a Bachelor of Science in Finance & Accounting. We believe Mr. Furst is qualified to serve on our board of directors because of his experience on other public company boards of directors and his extensive financial experience.

Derek Todd Green has served on our board of directors since April 2021. Mr. Green has served as the vice president of investments at HL American Investments LLC, the investment office of Hobby Lobby Stores, Inc. and the Green family, since May 2013. Before his current role, Mr. Green founded and sold a document services company and held multiple roles at Hobby Lobby. We believe Mr. Green is qualified to serve on our board of directors because of his business and entrepreneurial experience.

Continuing Directors—Class II

Robert Gruenewald has served on our board of directors since January 2025. Mr. Gruenewald is the founder and chief executive officer of YouVersion, a consumer faith platform founded in 2008. Mr. Gruenewald has also served as pastor, director and innovation leader at Life.Church since 2001. Before his current roles, Mr. Gruenewald founded and sold two technology companies and held multiple roles at venture capital firms. Mr. Gruenewald graduated from Southern Nazarene University with a Bachelor of Science in Finance. We believe Mr. Gruenewald is qualified to serve on our board of directors because of his long-standing experience running a faith-based technology company.

Nona Jones has served on our board of directors since March 2023. Ms. Jones has served as the chief executive officer of Inside Out Leadership, a leadership coaching provider, since October 2024. Ms. Jones previously served as the chief content and partnerships officer and global ambassador at YouVersion from February 2023 to January of 2025 and as the head of global faith partnerships at Meta Platforms, Inc. from August 2017 to January 2023. Ms. Jones graduated from the University of Florida with a Master of Business Administration and a Bachelor of Arts in Communications. We believe Ms. Jones is qualified to serve on our board of directors because of her experience in executive management positions and as the head of a faith-based team of a public company.

Continuing Directors—Class III

Scott Beck has served as our president and chief executive officer since inception. Mr. Beck has also served as the chief executive officer and founder of Tango since 1997 and as partner and vice chairman of Pacific Dental Services since 2005. He previously served as vice chairman and chief operating officer of Blockbuster Entertainment from 1986 to 1993, chairman and chief executive officer of Boston Market from 1992 to 1997 and founder and chairman of Einstein Bros Bagels from 1994 to 1997. Mr. Beck graduated from Southern Methodist University with a Bachelor of Science in Finance, Accounting and Business. We believe Mr. Beck is qualified to serve on our board of directors given his perspective, experience and institutional knowledge as our co-founder and chief executive officer.

Patrick Gelsinger has served as our executive chair and head of technology since March 2025 and as a member of our board of directors since August 2016. In his role as head of technology, Mr. Gelsinger is responsible for the direct oversight of all product, engineering and go-to-market strategies for Gloo AI, Gloo Workspace, Gloo Media Network and Gloo360. Mr. Gelsinger also provides strategic and technical leadership to Gloo Capital Partners. Mr. Gelsinger has served as a general partner of Playground Global, LLC, an early-stage venture capital fund, since March 2025. Mr. Gelsinger began his career in 1979 at Intel Corporation, a computer and semiconductor company, holding a variety of roles, including chief technology officer, and overseeing the creation of key industry technologies like USB and Wi-Fi, before leaving to explore different opportunities and eventually returning to serve as chief executive officer from February 2021 until December 2024. Mr. Gelsinger also served on Intel’s board of directors from February 2021 to December 2024. While not at Intel, Mr. Gelsinger served as chief executive officer of VMware, Inc., from September 2012 to February 2021. Mr. Gelsinger helped to transform VMware into a recognized leader in cloud infrastructure, enterprise mobility and cybersecurity and was a member of VMware’s board of directors from September 2012 until February 2021. Mr. Gelsinger also served as a member of the board of directors of Mobileye Global Inc., an autonomous driving company listed on Nasdaq, from September 2022 to December 2024. Mr. Gelsinger graduated from Stanford University with a Master of Electrical Engineering and from Santa Clara University with a Bachelor of Science in Electrical Engineering. We believe Mr. Gelsinger is qualified to serve as the chairman of our board of directors because of his extensive experience as a public company executive and as a member of public company boards of directors.

Elizabeth Grennan has served on our board of directors since April 2025. Ms. Grennan has served as the chief client officer at Simpson Thacher & Bartlett LLP, a global law firm, since April 2025. Prior to that, Ms. Grennan was a partner at McKinsey & Company from May 2016 to March 2025. Earlier in her career, Ms. Grennan served as general counsel to emerging technology companies. Ms. Grennan graduated from the University of Virginia School of Law with a Juris Doctorate, from the London School of Economics with a Master of Science in Public Policy & Public Administration and from the University of California, Los Angeles with a Bachelor of Arts in Political Science. We believe Ms. Grennan is qualified to serve on our board of directors because of her experience advising multi-faceted companies on legal and technology matters.

Director Independence

Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Bishop Alexander, Mr. Furst, Mr. Green, Ms. Grennan, and Ms. Jones, representing five of our eight directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of the Nasdaq Stock Market. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Person Transactions.”

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the Nasdaq Stock Market applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the Nasdaq Stock Market applicable to compensation committee members.

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure and Role of Lead Independent Director

Mr. Gelsinger serves as the chairperson of the board of directors and Mr. Beck serves as our chief executive officer. The roles of chief executive officer and chairperson of the board of directors are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the board of directors to determine whether to separate or combine these roles each time it elects a new chair or appoints a chief executive officer, based on the relevant facts and circumstances applicable at the time. Our board of directors has determined that its structure is appropriate to fulfill its duties effectively and efficiently, so that our chief executive officer can focus on leading our company, while the chair can focus on leading the board of directors in overseeing management.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.

In addition, our board has tasked designated standing committees with oversight of certain categories of risk management. Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, potential conflicts of interest, and also, among other things, discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices and the independence of the board.

Our board of directors believes its current leadership structure supports the risk oversight function of the board.

Board Committees

Our board of directors has established the following standing committees of the board: audit committee, compensation committee and nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

The current members of our audit committee are Mr. Furst, Mr. Green and Ms. Grennan, with Mr. Furst serving as chairperson, each of whom meets the requirements for independence under the rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market applicable to audit committee members. Each member of our audit committee also meets the financial literacy requirements of the listing standards of the Nasdaq Stock Market. In addition, our board of directors has determined that Mr. Furst is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Our audit committee is responsible for, among other things:

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selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;
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reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;
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evaluating the independence and qualifications of our independent registered public accounting firm;
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reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
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reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
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discussing with management our procedures regarding the presentation of our financial information, and reviewing earnings press releases and guidance;
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overseeing the design, implementation and performance of our internal audit function, if any;
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setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;
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reviewing, approving and monitoring related party transactions;
•
reviewing and monitoring compliance with our code of business conduct and ethics (the “Code of Ethics”), and reviewing conflicts of interest of our board members and officers;
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adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs; and
•
reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our audit committee is available on our website at https://investors.gloo.com/corporate-governance/documents-charters. During fiscal 2025, our audit committee held three meetings.

Compensation Committee

The current members of our compensation committee are Mr. Furst, Ms. Jones and Bishop Alexander. Mr. Furst is the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

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reviewing, approving or making recommendations to our board of directors regarding the compensation for our executive officers, including our chief executive officer;
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reviewing, approving and administering our employee benefit and equity incentive plans and overall compensation philosophy;
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establishing and reviewing the compensation plans and programs of our employees, and ensuring that they are consistent with our general compensation strategy;
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determining non-employee director compensation;
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advising the board on management proposals to stockholders on executive compensation matters;
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reviewing and discussing compensation risk;
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preparing the report of the compensation committee required by the rules and regulations of the SEC; and
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approving or making recommendations to our board of directors regarding the creation or revision of any clawback policy.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our compensation committee is available on our website at https://investors.gloo.com/corporate-governance/documents-charters. During fiscal 2025, our compensation committee held one meeting.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Ms. Grennan, Bishop Alexander and Ms. Jones. Ms. Grennan is the chairperson of our nominating and corporate governance committee. Our board of directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the listing standards of the Nasdaq Stock Market. Our nominating and corporate governance committee is responsible for, among other things:

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reviewing, assessing, and making recommendations to our board of directors regarding, desired qualifications, expertise and characteristics sought of board members;
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identifying, evaluating, selecting or making recommendations to our board of directors regarding nominees for election to our board of directors;
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developing policies and procedures for considering stockholder nominees for election to our board of directors;
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reviewing and making recommendations to our board of directors regarding the composition, organization and governance of our board of directors and its committees;
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reviewing and making recommendations to our board of directors regarding our corporate governance guidelines and corporate governance framework;
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overseeing director orientation for new directors and continuing education for our directors;
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overseeing the evaluation of the performance of our board of directors and its committees;
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administer policies and procedures for constituencies involved with the Company to communicate with the non-management board members;
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reviewing and discussing with management disclosure of our corporate governance practices; and
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administering policies and procedures for communications with the non-management members of our board of directors.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq Stock Market. A copy of the charter of our nominating and corporate governance committee is available on our website at https://investors.gloo.com/corporate-governance/documents-charters. During fiscal 2025, our nominating and corporate governance committee held one meeting.

Attendance at Board and Stockholder Meetings

During fiscal 2025, our board of directors held six meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. This annual meeting will be our first annual meeting of our stockholders.

Compensation Committee Interlocks and Insider Participation

During fiscal 2025, the members of our compensation committee were Mr. Furst, Ms. Jones and Bishop Alexander. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors, the needs of our board of directors and the respective committees of our board of directors, and other director qualifications. While our board has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on our board of directors and skills that are complementary to the board, an understanding of our business, an understanding of the responsibilities that are required of a member of our board of directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board. Our board of directors believes that the board should represent the balanced, best interests of our stockholders as a whole rather than special interest groups or constituencies.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors, and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

Board Skills and Experience

Our Board has strong business experience, relevant leadership skills, perspectives, and backgrounds among its membership. The following list outlines the current skills, knowledge and other qualifications that the nominating and governance committee considers important to be represented on our board of directors to provide effective oversight of our business and effective execution of our business strategy and the members which possess these critical skills:

Skills and Experience	C. Alexander	S. Beck	J. Furst	P. Gelsinger	D. Green	L. Grennan	B. Gruenewald	N. Jones
Industry Experience	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Experience		✓	✓	✓		✓		✓
Accounting & Finance		✓	✓	✓	✓	✓	✓
Marketing & Sales	✓	✓	✓	✓	✓	✓	✓	✓
Technology & AI		✓	✓	✓		✓	✓	✓
Cybersecurity		✓	✓	✓		✓	✓
Mergers & Acquisitions		✓	✓	✓	✓	✓		✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓
Capital Markets		✓	✓	✓	✓	✓
Risk Management		✓	✓	✓		✓	✓

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation, amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Gloo Holdings, Inc., 831 Pearl Street, Boulder, Colorado 80302, Attention: Secretary. Such recommendation must include the information required under our bylaws, including, without limitation, the candidate’s name, age, business address, resident address and principal occupation or employment, any shares of our capital stock held by the candidate, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us or the recommending stockholder, and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2027 annual meeting of stockholders, nominations must be received by our corporate secretary in compliance with the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2027 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors may do so by writing and sending the correspondence to our chief administrative officer, chief financial officer or legal department by mail to our principal executive offices at Gloo Holdings, Inc., 831 Pearl Street, Boulder, Colorado 80302. Our chief administrative officer, chief financial officer or legal department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our chief administrative officer, chief financial officer or legal department will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board or the lead independent director. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities either granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our common stock in a margin account.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted the Code of Ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer and other executive and senior financial officers. The full text of our corporate governance guidelines and the Code of Ethics are available on our website at https://investors.gloo.com/corporate-governance/documents-charters. We will post amendments to the Code of Ethics or any waivers of the Code of Ethics for directors and executive officers on the same website.

Director Compensation

Prior to our initial public offering, we did not have a formal policy with respect to compensation payable to our non‑employee directors for their service as directors. In connection with our initial public offering, we adopted a formal compensation policy to govern the cash and equity compensation for our non-employee directors (the “Outside Director Compensation Policy”). Pursuant to our Outside Director Compensation Policy, non-employee directors are eligible to receive equity-based compensation in the form of restricted stock units (“RSUs”) covering a number of shares of our Class A common stock (“Outside Director Awards”). We also reimburse our eligible non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors and any of its committees.

Cash Compensation

Under our Outside Director Compensation Policy, eligible non-employee directors are entitled to receive the following cash compensation for their services:

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$100,000 per year for service as a board member;
•
$40,000 per year for service as non-executive chair of the board of directors;
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$25,000 per year for service as chair of the audit committee;
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$10,000 per year for service as a member of the audit committee;
•
$25,000 per year for service as chair of the compensation committee;
•
$10,000 per year for service as a member of the compensation committee;
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$25,000 per year for service as chair of the nominating and corporate governance committee; and
•
$10,000 per year for service as a member of the nominating and corporate governance committee.

Each eligible non-employee director who serves as the chair of a committee will receive only the additional annual fee as the chair of the committee and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

Equity Compensation

IPO Award

Pursuant to our Outside Director Compensation Policy, each then-serving non-employee director received, on November 19, 2025, an award in the form of RSUs, covering 25,000 shares of our Class A common stock (the “IPO Award”). The IPO Award is scheduled to vest, as to one-half of the underlying RSUs, on the day of the first annual stockholder meeting following the completion of our initial public offering, or, if earlier, the one-year anniversary of the grant date and, as to one-half of the underlying RSUs, on the second annual stockholder meeting following the completion of our initial public offering, or, if earlier, the two-year anniversary of the grant date, subject to the eligible non-employee director continuing to provide services to us through the applicable vesting date.

Initial Award

Pursuant to our Outside Director Compensation Policy, each person who first becomes an eligible non-employee director after November 19, 2025 will receive an initial award in the form of RSUs covering a number of shares of our Class A common stock, with such award having a grant date fair value equal to $200,000, rounded to the nearest whole share (the “Initial Award”). The Initial Award will vest as to one-half of the underlying RSUs on each of the first and second anniversaries of the date on which the person first became an eligible non-employee director, subject to the eligible non-employee director continuing to provide services to us through the applicable vesting date. If the person was a member of the board of directors and also an employee, becoming an eligible non-employee director due to termination of employment will not entitle the eligible non-employee director to an Initial Award.

Annual Award

Pursuant to our Outside Director Compensation Policy, each eligible non-employee director automatically will receive, on the date of each annual meeting of stockholders starting in 2027, an annual award in the form of RSUs covering a number of shares of our Class A common stock, with such award having a grant date fair value of $100,000, rounded to the nearest whole share (the “Annual Award”). We anticipate that the Annual Award will vest on the one-year anniversary of the grant date of the Annual Award or, if earlier, the day before our annual meeting of stockholders that follows the grant date of the Annual Award, subject to the eligible non-employee director continuing to provide services to us through the applicable vesting date.

In the event of a “change in control” (as defined in the 2025 Plan), each non-employee director will fully vest in his or her outstanding Outside Director Awards, including any IPO Award, Initial Award or Annual Award, provided that the eligible non-employee director continues to be a non-employee director through such date.

Director Compensation Limits

The Outside Director Compensation Policy includes a maximum annual limit of $750,000 of aggregate cash compensation and equity compensation awards that may be paid, issued or granted to a non-employee director in any fiscal year, increased to $1,000,000 in the initial fiscal year of service as a non-employee director. For purposes of this limitation, the value of equity awards will be based on the grant date fair value (determined in accordance with U.S. GAAP). Any cash compensation paid or equity compensation awards granted to a person for his or her services as an employee, for their services as a consultant (other than as a non-employee director), or prior to the effective date of our initial public offering will not count for purposes of the limitation (including, for purposes of fiscal 2025, the option awards set forth in the table below that were granted prior to our initial public offering). The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Director Compensation for Fiscal 2025

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our board of directors, for the fiscal year ended January 31, 2026. Directors who are also our employees receive no additional compensation for their service as directors. During fiscal 2025, Mr. Beck and Mr. Gelsinger were each an employee and executive officer of our company and therefore did not receive compensation as directors. See the section titled “Executive Compensation” for additional information regarding Mr. Beck’s and Mr. Gelsinger’s compensation in respect of their employment.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Profits Units Awards ($)(1)	Total ($)
Bishop Claude Alexander, Jr.	30,000	—	—	200,000	230,000
John Furst	37,500	—	—	200,000	237,500
Derek Green	27,500	—	—	200,000	227,500
Elizabeth Grennan	33,750	—	27,281(2)	200,000	261,031
Robert Gruenewald	25,000	—	984,678(3)	200,000	1,209,678
Nona Jones	30,000	—	44,895(4)	200,000	274,895

(1)
The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of the awards calculated in accordance with FASB ASC Topic 718, rather than the amounts paid or realized by the non-employee director. The assumptions used to calculate the value of our awards are the same as those provided in Note 2 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026. See the section titled “October 2025 Option Repricing” for additional details.
(2)
Represents an option award granted to Ms. Grennan in July 2025.
(3)
Represents $506,961 of option awards granted to Mr. Gruenewald in February 2025 and $477,718 of option awards granted to Mr. Gruenewald in December 2025.
(4)
Represents $18,278 of option awards granted to Ms. Jones in July 2025 and $26,617 of option awards granted to Ms. Jones in December 2025.

The following table lists all outstanding equity awards held by non-employee directors as of January 31, 2026:

Name	Number of Shares Underlying Outstanding Options	Number of Outstanding Restricted Stock Units
Bishop Claude Alexander, Jr.	5,555	25,000
John Furst	5,555	25,000
Derek Green	5,555	25,000
Elizabeth Grennan	5,555	25,000
Robert Gruenewald	250,000	25,000
Nona Jones	16,388	25,000

PROPOSAL NO. 1:

ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight directors and is divided into three classes with staggered three-year terms. At the annual meeting, three Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Bishop Claude Alexander, Jr., John Furst and Derek Green as nominees for election as Class I directors at the annual meeting. If elected, each of Bishop Alexander, Mr. Furst and Mr. Green will serve as a Class I director until the 2029 annual meeting of stockholders and until his respective successor is elected and qualified or until his earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Bishop Alexander, Mr. Furst and Mr. Green have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Crowe LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending January 31, 2027. Crowe LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2026.

At the annual meeting, we are asking our stockholders to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Our audit committee is submitting the appointment of Crowe LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Crowe LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Crowe LLP, then our audit committee may reconsider the appointment. One or more representatives of Crowe LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Changes in Independent Registered Public Accounting Firm

On October 1, 2024, we dismissed Plante & Moran, PLLC as our independent auditors. The decision to change our independent auditors was approved by the board of managers of Gloo Holdings, LLC.

The audit report of Plante & Moran, PLLC on our financial statements as of and for the fiscal years ended January 31, 2024 and 2023, respectively, conducted in accordance with U.S. GAAP, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about our ability to continue as a going concern in Plante & Moran, PLLC’s audit opinion dated September 30, 2024. Plante & Moran, PLLC did not audit our consolidated financial statements for any period subsequent to January 31, 2024.

During the two most recent fiscal years ended January 31, 2024 and 2023 and the subsequent interim period through November 21, 2024, we had no disagreements with Plante & Moran, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Plante & Moran, PLLC to make reference in connection with its report to the subject matter of the disagreement during the audit preceding its dismissal. A material weakness in internal controls was identified as follows: controls around revenue recognition were not appropriately in place to identify a material misstatement in revenue, specifically as it relates to evaluating a contract with a customer for the transaction price and constraint on variable consideration.

We provided Plante & Moran, PLLC with a copy of the foregoing disclosures and requested that Plante & Moran, PLLC furnish us with a letter addressed to the SEC stating whether Plante & Moran, PLLC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter was filed as Exhibit 16.1 to our Registration Statement on Form S-1, as amended (No. 333-290930).

On November 22, 2024, we engaged Crowe LLP as our independent registered public accounting firm to re-audit the financial statements as of and for the fiscal years ended January 31, 2024 and 2023.

During the two most recent fiscal years ended January 31, 2024 and 2023 and the subsequent interim period through November 21, 2024, neither we, nor anyone acting on our behalf, consulted with Crowe LLP on matters that involved the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements or any of the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Crowe LLP for our fiscal years ended January 31, 2026 and 2025.

	Fiscal 2025	Fiscal 2024
Audit Fees(1)	$1,222,719	$1,121,780
Audit-Related Fees(2)	374,500	—
Tax Fees(3)	—	—
All Other Fees(4)	—	89,250
Total Fees	$1,597,219	$1,211,030

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes fees for certain audit services incurred in connection with our initial public offering.
(2)
“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review and are not reported under “Audit Fees” above. These services included the issuance of comfort letters and consents related to the registration statement filed in connection with our initial public offering.
(3)
No services for tax compliance, tax advice or tax planning were provided by Crowe LLP in fiscal years 2025 and 2024.
(4)
“All Other Fees” consist of fees for services incurred in connection with the audit of the financial statements of Midwestern Interactive, LLC for the year ended December 31, 2024, including in certain of our filings with the SEC.

Independence

In fiscal 2025, there were no other professional services provided by Crowe LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Crowe LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to its charter, the audit committee must review and approve, in advance, the scope and plans for the audits and the audit fees and approve in advance (or, where permitted under the rules and regulations of the SEC, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulations and any associated fees. The chairperson of the audit committee and one or more members of the audit committee to which such authority is delegated by the audit committee may pre-approve all audit and permissible non-audit and tax services, as long as (1) this pre-approval is presented to the full committee at scheduled meetings and (2) fees for any individual services or set of related services approved pursuant to such delegation do not exceed $250,000.

Vote Required

The ratification of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027 requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 31, 2027.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors currently comprised of three directors, each of whom meet the independence requirements for audit committee members under Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors. This written charter is reviewed annually for changes, as appropriate. With respect to our financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, Crowe LLP, is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited consolidated financial statements with management and Crowe LLP;
•
discussed with Crowe LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), and the SEC; and
•
received the written disclosures and the letter from Crowe LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Crowe LLP its independence.

Based on the review and discussions noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2026 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

John Furst (Chair)

Derek Green

Elizabeth Grennan

This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Gloo under the Exchange Act or the Securities Act, except to the extent Gloo specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of May 15, 2026.

Name	Age	Position
Scott Beck	67	President and Chief Executive Officer
Patrick Gelsinger	65	Executive Chair and Head of Technology
Paul Seamon	50	Chief Financial Officer
Matthew Gotschall	39	Chief Accounting Officer and Treasurer

Scott Beck. See the section titled “Board of Directors and Corporate Governance—Continuing Directors—Class 3” for Mr. Beck’s biographical information.

Patrick Gelsinger. See the section titled “Board of Directors and Corporate Governance—Continuing Directors—Class 3” for Mr. Gelsinger’s biographical information.

Paul Seamon has served as our chief financial officer since October 2025. Mr. Seamon previously served as chief financial officer of Viventium, a human capital management software company, from February 2024 to September 2025. He also served as interim chief financial officer at Paymentus, an online payment services company listed on NYSE, from August 2022 to March 2023 and vice president of finance and strategy from August 2020 to July 2022. Prior to that, Mr. Seamon served as executive vice president of finance at Alight Solutions, a human capital management company, from August 2018 to May 2020. Mr. Seamon graduated from Kellogg School of Management with a Master of Business Administration and from Purdue University with a Bachelor of Science in Accounting.

Matthew Gotschall has served as our chief accounting officer since January 2025. Mr. Gotschall previously served as our head of operations – finance and corporate systems from April 2022 to January 2025, as our controller from March 2019 to April 2022 and as our accounting manager from June 2017 to February 2019. Mr. Gotschall is a Certified Public Accountant and graduated from the University of Colorado at Boulder with a Master of Business Administration in Financial Accounting and a Bachelor of Science in Business Administration with a dual emphasis in Finance and Accounting and a minor in Mandarin Chinese.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation programs are designed to:

•
attract, motivate, incentivize and retain highly qualified executives;
•
provide compensation to our executives that is fair and competitive and that rewards high levels of performance and the achievement of our business objectives; and
•
more closely align our executives’ interests with those of our stockholders by providing a significant portion of their compensation in the form of performance-based compensation (short-term and long-term incentive opportunities).

Since our initial public offering, our compensation committee and board of directors are responsible for making compensation decisions relating to the compensation of our executive officers. These compensation decisions are made with input from our chief executive officer (except with respect to his own compensation).

Our compensation committee believes our chief executive officer has valuable insight into the day-to-day contributions of our executive officers and solicits the advice and input from our chief executive officer with respect to performance objectives under our annual bonus plan and target compensation levels for our other executive officers, including our other named executive officers.

Executive Compensation

Our named executive officers for fiscal 2025 are:

•
Scott Beck, our president and chief executive officer;
•
Patrick Gelsinger, our executive chair and head of technology; and
•
Paul Seamon, our chief financial officer.

Summary Compensation Table for Fiscal 2025

The following table sets forth information regarding the compensation reportable for our named executive officers for fiscal 2025 and prior years where applicable, as determined under SEC rules.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Scott Beck	2025	260,000	—	—	122,850	—	382,850
President and Chief Executive Officer	2024	260,000	—	21,882	117,000	—	398,882
Patrick Gelsinger	2025	116,458	—	5,110,431	62,648	—	5,289,537
Executive Chair and Head of Technology	2024	—	—	21,882	—	—	21,882
Paul Seamon	2025	100,000	—	1,884,528	131,250	1,512	2,117,290
Chief Financial Officer	2024	—	—	—	—	—	—

(1)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value of the awards calculated in accordance with FASB ASC Topic 718, rather than the amounts paid or realized by the named executive officer. The assumptions used to calculate the value of our awards are the same as those provided in Note 2 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026. See the section titled “October 2025 Option Repricing” for additional details.
(2)
The amounts in the “Non-Equity Incentive Plan Compensation” column reflect amounts earned under the individualized incentive plan in which the named executive officer participated, as described in the section titled “Non-Equity Incentive Plan Compensation” below.
(3)
Represents contributions to defined contribution plans and life insurance premiums.

Non-Equity Incentive Plan Compensation

Each of our named executive officers is eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined performance goals and to reward our executives for individual achievement towards these goals. The performance-based bonus that each named executive officer is eligible to receive is generally based on the extent to which we achieve pre-established corporate goals.

For fiscal 2025, each of our named executive officers was eligible to earn an annual bonus up to a percentage of his annual base salary, which was 50.0% with respect to Mr. Beck, 50% with respect to Mr. Gelsinger, and 75% with respect to Mr. Seamon. Bonuses to our named executive officers in fiscal 2025 were based on quarterly and annual operating unit objectives. We approved payments under our fiscal 2025 bonus plan to our named executive officers. Based on the achievements under the fiscal 2025 plan and the relative weighting, the named executive officers received total performance-based cash bonuses for fiscal 2025 in the amounts set forth in the “Non-Equity Incentive Plan Compensation” of the “Summary Compensation Table” above.

October 2025 Option Repricing

In October 2025, our board of directors approved the repricing of certain stock options previously granted under the 2014 Plan to current executive officers, employees and directors which, in connection with our initial public offering and the Corporate Reorganization were assumed and converted into options to purchase shares of our Class B common stock on a three-for-one basis as part of the Corporate Reorganization (the “Assumed Options”), with corresponding adjustments to (i) the number of shares of Class B common stock underlying such Assumed Options, (ii) the per share exercise price of each such Assumed Option, and (iii) other adjustments as required under Section 409A of the Code. All Assumed Options with per-share exercise prices above the initial price per share to the public in our initial public offering, including Assumed Options held by Mr. Gruenewald, Ms. Grennan, Ms. Jones, Mr. Beck and Mr. Gelsinger, which were “underwater”, meaning that the exercise price per share of these Assumed Options was greater than the current fair market value of our Class B common stock, were repriced effective on the date of the pricing of our initial public offering (the “Option Repricing”) to reduce the exercise price per share of such underwater Assumed Options to the initial price per share to the public, the fair market value of our common stock on the date of the Option Repricing. We believe that the Option Repricing was in our best interest and in the best interests of our stockholders, in order to motivate the option holders to continue to provide services to us and to work towards our success.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of January 31, 2026.

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
	Vesting	Unexercised	Unexercised	Option	Option
	Commencement	Options (#)	Options (#)	Exercise	Expiration
Name	Date	Exercisable	Unexercisable	Price ($)	Date
Scott Beck	10/31/2020	5,866	—	$8.00	10/30/2030
	12/31/2020	5,866	—	$8.00	12/30/2030
	3/13/2021	6,044	—	$8.00	3/12/2031
	1/25/2025	5,555	—	$8.00	1/20/2035
Patrick Gelsinger	1/21/2025	5,555	—	$8.00	01//20/2035
	3/10/2025	138,886	27,780	$8.00	3/9/2035
	3/10/2025	185,185	481,481	$8.00	3/9/2035
	11/1/2025	—	333,333	$8.00	11/18/2035
Paul Seamon	9/24/2025	—	333,333	$8.00	11/18/2035
	9/24/2025	—	116,666	$6.43	12/25/2035

(1)
Option exercise price was repriced by the Option Repricing.
(2)
1/12th of the shares subject to this option vested on April 10, 2025, and 1/12th of the shares shall vest each month thereafter, subject to the named executive officer continuing to provide services to us.
(3)
1/36th of the shares subject to this option vested on April 10, 2025, and 1/36th of the shares shall vest each month thereafter, subject to the named executive officer continuing to provide services to us.
(4)
40% of the shares subject to this option shall vest on November 1, 2027, and 20% of the shares subject to the option shall vest each year thereafter, subject to the named executive officer continuing to provide services to us.
(5)
40% of the shares subject to the option shall vest on September 24, 2027, and 20% of the shares subject to the option shall vest each year thereafter, subject to the named executive officer continuing to provide services to us.

Named Executive Officer Employment Arrangements

Scott Beck

Mr. Beck’s confirmatory employment agreement does not have a specific term and provides that Mr. Beck is an at-will employee. The agreement superseded all existing agreements and understandings that Mr. Beck may have had concerning his employment relationship with us. Mr. Beck volunteered to reduce his annual base salary from $260,000 to $1, effective as of the first day of our fiscal year, February 1, 2026. Mr. Beck’s salary reduction will remain in place until we have achieved a sufficient level of

Adjusted EBITDA profitability as determined by our compensation committee. Mr. Beck is eligible for a target annual bonus at 50% of his former annual base salary.

Patrick Gelsinger

Mr. Gelsinger’s confirmatory employment agreement does not have a specific term and provides that Mr. Gelsinger is an at-will employee. The agreement superseded all existing agreements and understandings that Mr. Gelsinger may have had concerning his employment relationship with us. Mr. Gelsinger volunteered to reduce his annual base salary from $260,000 to $1, effective as of the first day of our fiscal year, February 1, 2026. Mr. Gelsinger’s salary reduction will remain in place until we have achieved a sufficient level of Adjusted EBITDA profitability as determined by our compensation committee. Mr. Gelsinger is eligible for a target annual bonus at 50% of his former annual base salary.

Paul Seamon

Mr. Seamon’s confirmatory employment agreement does not have a specific term and provides that Mr. Seamon is an at-will employee. The agreement superseded all existing agreements and understandings that Mr. Seamon may have had concerning his employment relationship with us. Mr. Seamon’s current annual base salary is $300,000, and he is eligible for a target annual bonus at 75% of his annual base salary.

Potential Payments upon Termination or Change in Control

Named Executive Officer Change in Control and Severance Agreements

We have adopted our Executive Change in Control Severance Plan (the “Severance Plan”) to provide severance and change in control benefits to our executive officers and certain other key employees. The severance payments and benefits under the Severance Plan generally are expected to be in lieu of any other severance payments and benefits to which a participant was entitled before signing his or her participation agreement under the Severance Plan, except as specifically provided under the participation agreement.

In the event of a “termination” of the employment of an executive officer by us for a reason other than “cause” or the executive officer’s death or “disability” (as such terms are defined in our Severance Plan), that occurs outside the change in control period (as described below), the executive officer will be entitled to the following payments and benefits:

•
a lump sum payment equal to 50% of the executive officer’s annual base salary;
•
a pro-rated portion of the executive officer’s target annual bonus for the year of termination, with the proration calculated based on the number of months in which the executive officer was employed with us during that year; and
•
reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for a period of 6 months.

In the event of a termination of the employment (i) by us for a reason other than “cause” or the executive officer’s death or “disability” or (ii) by the executive officer for “good reason” (as such terms are defined in our Severance Plan), in either case, occurring within a period beginning 3 months prior to and ending 12 months following a “change in control” (as defined in our Severance Plan, and such period the “change in control period”), the executive officer will be entitled to the following payments and benefits:

•
a lump sum payment equal to 100% of the executive officer’s annual base salary;
•
a pro-rated portion of the executive officer’s target annual bonus for the year of termination, with the proration calculated based on the number of months in which the executive officer was employed with us during that year;
•
reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under COBRA for a period of 12 months; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s), unless otherwise determined by the applicable agreement governing the equity award with performance-based vesting.

The receipt of the payments and benefits provided for under the Severance Plan described above is conditioned on the executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the sixtieth day following the executive officer’s involuntary termination of employment, as well as continued compliance with any confidentiality, proprietary information and inventions agreement applicable to the executive officer.

In addition, if any of the payments or benefits provided for under our Severance Plan or otherwise payable to the executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. Our Severance Plan does not require us to provide any tax gross-up payments to the executive officers.

401(k) Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan permits us to make certain matching contributions. All of a participant’s contributions into the 401(k) plan are 100% vested when contributed. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of January 31, 2026. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Class of Common Stock	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2014 Membership Unit Option Plan	Class B	4,314,907	(2)	$7.79	—
2025 Equity Incentive Plan	Class A	9,076,925	(3)	7.76	4,323,992
2025 Employee Stock Purchase Plan	Class A	—	(4)	—	500,000
Equity compensation plans not approved by security holders	—	—		—	—
Total		13,391,832		$7.77	4,823,992

(1)
The weighted average exercise price per share is calculated based solely on outstanding stock options. It does not take into account the shares of our Class A common stock underlying restricted stock units, which have no exercise price.
(2)
The Gloo Holdings, LLC Membership Unit Option Plan (the “2014 Plan”), was terminated as to the grant of future awards prior to the effectiveness of our registration statement in connection with our initial public offering, and since then we have not granted any additional awards under the 2014 Plan. However, the 2014 Plan continues to govern the terms and conditions of the outstanding awards previously granted under the 2014 Plan.
(3)
Our 2025 Equity Incentive Plan (the “2025 Plan”) provides that on the first day of each fiscal year beginning on February 1, 2026, the number of shares authorized for issuance under the 2025 Plan is automatically increased by a number equal to the least of (subject to adjustment upon changes in our capitalization as provided in the 2025 Plan): (a) 10,800,000 shares of our Class A common stock (“Shares”), (b) five percent (5%) of the total number of shares of all classes of common stock of our company outstanding on the last day of our immediately preceding fiscal year, or (c) such number of Shares determined by our board of directors no later than the last day of our immediately preceding fiscal year. On February 1, 2026, the number of Shares available for issuance under the 2025 Plan increased by 4,028,614 Shares pursuant to this provision. The increase is not reflected in the table above.
(4)
Our 2025 Employee Stock Purchase Plan (the “2025 ESPP”) provides that on the first day of each fiscal year beginning with the fiscal year following the fiscal year in which the first enrollment date (if any) occurs, the number of shares authorized for issuance under the 2025 ESPP will be automatically increased by a number equal to the least of (subject to adjustment upon changes in our capitalization as provided in the 2025 ESPP): (a) 4,400,000 Shares, (b) three percent (3%) of the outstanding Shares on the last day of our immediately preceding fiscal year, or (c) such number of Shares determined by our board of directors no later than the last day of our immediately preceding fiscal year.

Clawback Policy

We have adopted an executive compensation recovery policy (the “Clawback Policy”), applicable to our current and future former executive officers in compliance with the requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act as implemented by SEC rules and regulations and Nasdaq listing standards. The Clawback Policy provides for the non-discretionary recovery of excess incentive-based compensation from current and former executive officers in the event of an accounting restatement, whether or not the executive officer was at fault for the restatement. As described in more detail in the Clawback Policy, excess compensation generally is incentive-based compensation that exceeds the amount a covered executive otherwise would have received had the compensation been determined based on the restated amounts. Excess compensation is generally covered by the Clawback Policy if received by an individual following the effective date of the policy and during the three completed fiscal years immediately prior to the date it is determined that an accounting restatement is required, such amounts were received after the individual became an executive officer and such individual was an executive officer at any time during the applicable performance period.

Equity Granting Practices

We do not grant equity awards on a predetermined schedule, but typically approve equity awards either at regularly scheduled meetings of our board of directors or during an open trading window. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our Class A common stock, such as a significant positive or negative earnings announcement, and, we have not taken, nor do we intend to take, material nonpublic information into account when determining the terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our capital stock as of May 15, 2026 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our common stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 13,108,949 shares of our Class A common stock and 69,298,373 shares of our Class B common stock outstanding as of May 15, 2026. We have deemed shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 15, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o 831 Pearl Street, Boulder, Colorado 80302.

	Shares Beneficially Owned				Percent of Total
	Class A Common Stock		Class B Common Stock‡		Voting Power†
Name of Beneficial Owner	Number	Percentage	Number	Percentage
Greater than 5% Stockholders:
Pearl Street Trust(1)	446,386	3.4%	29,029,209	41.9%	41.2%
Thrivent Financial for Lutherans(2)	−	*	4,786,477	6.9%	6.8%
The Stephen and Pamela Thorne 2020 Nevada Irrevocable Trust(3)	−	*	3,776,773	5.5%	5.3%
Grace and Mercy Foundation, Inc.(4)	2,500,000	19.1%	−	*	*
Jesus Fund(5)	1,250,000	9.5%	1,333,333	1.9%	2.1%
Dragonfly Trust(6)	808,478	6.2%	−	*	*
Erik Olson(7)	1,275,641	9.7%	1,072,084	1.5%	1.7%
Nine Group Holdings, LLC(8)	1,536,198	11.7%	−	*	*

Named Executive Officers and Directors:
Scott Beck(9)	446,386	3.4%	32,641,428	47.1%	46.3%
Patrick Gelsinger(10)	161,653	1.2%	1,299,264	1.9%	1.9%
Paul Seamon	−	*	−	*	*
Bishop Claude Alexander, Jr.(11)	−	*	5,555	*	*
John Furst(12)	250,000	1.9%	1,907,854	2.7%	2.7%
Derek Green(13)	250,000	1.9%	61,110	*	*
Elizabeth Grennan(14)	−	*	5,555	*	*
Robert Gruenewald(15)	43,410	*	74,987	*	*
Nona Jones(16)	3,000	*	6,888	*	*
All directors and executive officers as a group (10 persons)	1,234,699	9.3%	36,040,948	51.4%	44.7%

* Represents less than 1%.

‡ The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a one-for-one basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.

† Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of Class A common stock is entitled to one vote per share, and each share of Class B common stock is entitled to ten votes per share. The Class A common stock and Class B common stock vote together on all matters (including the election of directors) submitted to a vote of our stockholders, except under limited circumstances.

(1)
Consists of 446,386 shares of Class A common stock and 29,029,209 shares of Class B common stock held of record by Pearl Street Trust. Mr. Beck is trustee of Pearl Street Trust and may be deemed to have beneficial ownership of such shares. The address for this beneficial owner is 831 Pearl Street, Boulder, Colorado, 80302.
(2)
Based on a Schedule 13G/A filed with the SEC on May 14, 2026. Consists of 4,786,477 shares of Class B common stock held of record by Thrivent Financial for Lutherans. The address for this beneficial owner is 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402.
(3)
Based on a Schedule 13G filed with the SEC on March 17, 2026. Consists of (a) 366,666 shares of Class B common stock held of record by the Stephen and Pamela Thorne 2020 Nevada Irrevocable Trust Dated December 18, 2020 (the “Thorne Trust”), and (b) 3,410,107 shares of Class B common stock held of record by Excellence Worldwide, LLC, the sole member of which is the Thorne Trust. Stephen E. Thorne, IV and Pamela A. Thorne serve as management trustees of the Thorne Trust and managers of Excellence Worldwide, LLC and therefore may be deemed to hold voting and dispositive power with respect to the shares held of record by Excellence Worldwide, LLC. The address for this beneficial owner is 3521 Volunteer Blvd., Henderson, Nevada 89044.
(4)
Based on a Schedule 13D/A filed with the SEC on January 12, 2026 by Grace and Mercy Foundation, Inc. Consists of 2,500,000 shares of Class A common stock held of record. The address for this beneficial owner is 3888 Seventh Avenue, 22nd Floor, New York, New York, 10106.
(5)
Based on a Schedule 13G filed with the SEC on December 22, 2025 by Jesus Fund. Consists of 1,250,000 shares of Class A common stock held of record. The address for this beneficial owner is 809 S. 52nd Street, Suite A, Rogers, Arkansas 72758.
(6)
Based on a Schedule 13G filed with the SEC on January 23, 2026 by Dragonfly Trust. Consists of 808,478 shares of Class A common stock held of record. The address for this beneficial owner is 2450 Harborside Drive, Apt. 232, Longboat Key, Florida 34228.
(7)
Based on a Schedule 13G filed with the SEC on February 4, 2026 by EKO Real Estate Holdings, LLC (“EKO”) and Erik S. Olson. Consists of (a) 25,641 shares of Class A Common Stock and 828,123 shares of Class B common stock held of record, and (b) 1,250,000 shares of Class A Common Stock held of record by EKO Real Estate Holdings, LLC and 243,961 shares of Class B common stock held of record by an LLC of which Mr. Olson is a member and manager. Mr. Olson is a member and manager of EKO Real Estate Holdings, LLC, and may be deemed to have beneficial ownership of such shares. The address for this beneficial owner is 9085 Marshall Ct, Westminster, CO, 80031.
(8)
Based on a Schedule 13G filed with the SEC on May 7, 2026 by Nine Group Holdings, LLC. Consists of 1,536,198 shares of Class A common stock held of record. The address for this beneficial owner is 4222 22nd Avenue South, Unit #530579, St. Petersburg, Florida 33711.
(9)
Consists of (a) 1,166,666 shares of Class B common stock and 23,331 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026, and (b) 446,386 shares of Class A common stock held of record by Pearl Street Trust, 29,029,209 shares of Class B common stock held of record by Pearl Street Trust, 1,833,333 shares of Class B common stock held of record by The Theresa Beck 2020 Irrevocable Trust dated May 30, 2020, 500,000 shares of Class B common stock held of record by The Scott A. Beck 2025 Irrevocable Trust, and 88,889 shares of Class B common stock held of record by Bowanabee Foundation. Mr. Beck is (a) the trustee of The Theresa Beck 2020 Irrevocable Trust dated May 30, 2020, (b) the trustee of The Scott A. Beck 2025 Irrevocable Trust, and (c) a director of Bowanabee Foundation. By virtue of his relationships, Mr. Beck may be deemed to have beneficial ownership of the shares held of record by each of Pearl Street Trust, The Theresa Beck 2020 Irrevocable Trust dated May 30, 2020, The Scott A. Beck 2025 Irrevocable Trust and Bowanabee Foundation.
(10)
Consists of (a) 128,205 shares of Class B common stock and 431,473 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026, and (b) 55,976 shares of Class B common stock held by Nathan Paul Gelsinger 2018 Trust, 55,977 shares of Class B common stock held by Elizabeth Marie Lee 2018 Trust, 55,977 shares of Class B common stock held by Micah Daniel Gelsinger 2018 Trust, 55,977 shares of Class B common stock held by Josiah Patrick Gelsinger 2018 Trust, 355,934 shares of Class B common stock held by Patrick P. Gelsinger Revocable Trust (UAD 11/7/2000), and 161,653 shares of Class A common stock and 159,745 shares of Class B common stock held by Patrick & Linda Gelsinger Trust UAD 07/29/2017. Mr. Gelsinger is the trustee of Nathan Paul Gelsinger 2018 Trust, Elizabeth Marie Lee 2018 Trust, Micah Daniel Gelsinger 2018 Trust, Josiah Patrick Gelsinger 2018 Trust, Patrick P. Gelsinger Revocable Trust (UAD 11/7/2000) and Patrick & Linda Gelsinger Trust UAD 07/29/2017. By virtue of his relationships, Mr. Gelsinger may be deemed to have beneficial ownership of the shares held by each of Nathan Paul Gelsinger 2018 Trust, Elizabeth Marie Lee 2018 Trust, Micah Daniel Gelsinger 2018 Trust, Josiah Patrick Gelsinger 2018 Trust, Patrick P. Gelsinger Revocable Trust (UAD 11/7/2000) and Patrick & Linda Gelsinger Trust UAD 07/29/2017.
(11)
Consists of 5,555 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026.
(12)
Consists of (a) 250,000 shares of Class A common stock and 5,555 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026, and (b) 544,444 shares of Class B common stock held of record by JAJO Partners, LP, 732,856 shares of Class B common stock held of record by Oak Stream Investors III, Ltd., 458,333 shares of Class B common stock held of record by InspireHub, Inc., and 166,666 shares underlying warrants exercisable for shares of Class B common stock within 60 days of May 15, 2026 held of record by FMAB Partners LP. Mr. Furst is (a) the president of JAJO LLC which is the general partner of JAJO Partners LP, and FMAB Partners, LP (b) the chairman of the board of Oak Stream Ranch which is the general partner of Oak Stream Investors III, Ltd and (c) the director of InspireHub, Inc. By virtue of his relationships, Mr. Furst may be deemed to have beneficial ownership of the shares held by each of JAJO Partners, LP, FMAB Partners, LP, Oak Stream Investors III, Ltd. and InspireHub, Inc.
(13)
Consists of (a) 5,555 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026, and (b) 250,000 shares of Class A common stock held of record by HL American Investments LLC and 55,555 shares of Class B common stock held of record by HL American Investments LLC. Mr. Green is the vice president of investments of HL American Investments LLC and may be deemed to have beneficial ownership of the shares held of record by HL American Investments LLC.
(14)
Consists of 5,555 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026.
(15)
Consists of (a) 43,410 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of May 15, 2026 and 40,271 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026, and (b) 34,716 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026 held of record by YouVersion, Inc. Mr. Gruenewald is the president, chief executive officer and a board member of YouVersion, Inc. and may be deemed to have beneficial ownership of the shares underlying the option.
(16)
Consists of 3,000 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of May 15, 2026 and 6,888 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of May 15, 2026.

RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction since February 1, 2024, and each currently proposed transaction, in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors (including director nominees), executive officers, or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Corporate Reorganization

On November 19, 2025, we completed a series of internal organizational transactions pursuant to which Gloo Holdings, LLC became a wholly owned subsidiary of Gloo Holdings, Inc., a Delaware corporation and the members of Gloo Holdings, LLC immediately prior to the consummation of such transactions became holders of shares of Class B common stock of Gloo Holdings, Inc. (the “Corporate Reorganization”) in preparation for our initial public offering. As a result of the Corporate Reorganization, Gloo Holdings, Inc. became the sole managing member of Gloo Holdings, LLC, and the members of Gloo Holdings, LLC immediately prior to the consummation of the merger, including our directors, officers and persons that beneficially own more than 5% of any class of our common stock, became holders of shares of Class B common stock of Gloo Holdings, Inc. The Gloo Holdings, LLC Agreement was also amended and restated in connection with the Corporate Reorganization.

Secured Promissory Notes and Warrant Issuances

On April 23, 2024, we entered into a note purchase agreement with Pearl Street Trust and several other purchasers (the “Original NPA”) pursuant to which we issued a series of secured promissory notes with an aggregate principal amount of $45,000,000 to Pearl Street Trust on April 23, 2024, July 23, 2024 and January 29, 2025, each with a maturity date of April 23, 2027 (the “Maturity Date”). These secured promissory notes have a per annum interest rate of 8% plus the greater of (1) 1% or (2) the forward-looking term rate for a one-month term based on the secured overnight financing rate on the first business day of each calendar quarter, that has been selected or recommended by the Federal Reserve Board or the Federal Reserve Bank of New York. In connection with these secured promissory notes, we issued warrants to Pearl Street Trust, and to the other purchasers, on the same dates their notes were purchased, to purchase an aggregate of 2,250,000 Gloo Holdings, LLC common units at an exercise price of $6.00 per unit. In addition, we entered into a security agreement with Pearl Street Trust and the other parties to the Original NPA pursuant to which we granted a security interest in certain collateral defined in such agreement as collateral security for the full payment and performance of the secured promissory notes issued pursuant to the Original NPA (the “Security Agreement”). Mr. Furst acted as collateral agent under the Security Agreement.

We entered into an amended and restated note purchase agreement on June 23, 2025 with Pearl Street Trust and certain of the other purchasers who were parties to the Original NPA (the “A&R NPA”), pursuant to which the secured promissory notes held by Pearl Street Trust, and the other parties to the A&R NPA, were amended and restated to, among other things, confirm a new aggregate principal amount for Pearl Street Trust of $46,768,121 and to add provisions which will automatically convert the principal amount into shares of our Class B common stock upon the effectiveness of this registration statement at a conversion price of the lesser of (1) 80% of the public offering price of our Class A common stock and (2) $30.00. In connection with the amendment and restatement of the secured promissory notes, the warrants issued to Pearl Street Trust, and to certain other parties to the A&R NPA, were terminated. In addition, in connection with the A&R NPA, we entered into an amended and restated security agreement with Pearl Street Trust and the other parties to the A&R NPA pursuant to which we granted a security interest in certain collateral defined in such agreement as collateral security for the full payment and performance of the secured promissory notes issued pursuant to the A&R NPA (the “A&R Security Agreement”).

In connection with the A&R NPA, on June 23, 2025 Pearl Street Trust, Mr. Beck and his spouse entered into a guaranty agreement with the other parties to the A&R NPA, holding notes with an aggregate principal amount of $40,788,624, pursuant to which Pearl Street Trust, Mr. Beck and his spouse, jointly and severally, guaranteed to pay the outstanding balances of these notes on demand if any of the following events of default occurs and is outstanding when such demand is made: (1) we liquidate or wind up our business; (2) we file for bankruptcy; (3) an involuntary petition is filed against us under any bankruptcy statute and is in effect for 90 days; (4) we fail to pay any accrued interest or unpaid principal on the Maturity Date; or (5) we materially breach any warranty, agreement, covenant or representation in the A&R Security Agreement, the A&R NPA or the related form of note.

Also in connection with the A&R NPA, on July 3, 2025, Mr. Beck entered into put agreements with certain holders of notes with an aggregate principal amount of $2,000,000, pursuant to which Mr. Beck agreed to purchase the notes or the equity securities issuable upon conversion of the notes for a purchase price equal to the principal amount of the notes during a two-month period beginning on February 1, 2026.

On April 24, 2024, pursuant to the Original NPA, we issued a secured promissory note with a principal amount of $10,000,000 to FMAB Partners, LP with a maturity date of April 23, 2027, which was subsequently amended on September 9, 2025 (the “FMAB Note”). This secured promissory note has a per annum interest rate of 8% plus the greater of (1) 1% or (2) the forward-looking term rate for a one-month term based on the secured overnight financing rate on the first business day of each calendar quarter, that has been selected or recommended by the Federal Reserve Board or the Federal Reserve Bank of New York. In connection with this secured promissory note, we issued a warrant to FMAB Partners on April 24, 2024 to purchase 500,000 Gloo Holdings, LLC common units at an exercise price of $6.00 per unit. FMAB Partners did not exchange the FMAB Note pursuant to the A&R NPA and as such this secured promissory note is not convertible into shares of our Class B common stock; however, the warrant issued to FMAB Partners was subsequently amended and restated to provide FMAB Partners the right to purchase 166,666 shares of our Class B common stock at an exercise price of $18.00 per share. Mr. Furst is the chief executive officer, president and treasurer of JAJO LLC which is the general partner of FMAB Partners. In connection with the issuance of the FMAB Note, Pearl Street Trust, Mr. Beck and his spouse entered into a guaranty agreement with FMAB Partners pursuant to which Pearl Street Trust, Mr. Beck and his spouse jointly and severally guaranteed to pay the outstanding balance of the FMAB Note on demand if any of the following events of default occurs and is outstanding for at least 90 days: (1) we liquidate, dissolve or wind up our business; (2) we file for bankruptcy; (3) an involuntary petition is filed against us under any bankruptcy statute; (4) we fail to pay any interest or to repay principal as required by the FMAB Note; or (5) we materially breach any warranty, agreement, covenant or representation in the Original NPA, the Security Agreement or the FMAB Note.

On July 1, 2025, July 24, 2025, July 31, 2025, October 29, 2025 and October 30, 2025, we issued additional secured convertible promissory notes on the same terms as the other secured convertible notes issued pursuant to the A&R NPA with aggregate principal amount of $51,000,000 to Pearl Street Trust.

On August 19, 2025, pursuant to the A&R NPA, we issued a secured convertible promissory note on the same terms as the other secured convertible notes issued pursuant to the A&R NPA with a principal amount of $1,000,000 to Patrick & Linda Gelsinger Trust UAD 07/29/2017. Mr. Gelsinger is a trustee of the Patrick & Linda Gelsinger Trust UAD 07/29/2017.

Shares Issued in Connection with Acquisitions and Related Transactions

On April 29, 2024, we entered into an asset purchase agreement pursuant to which we purchased certain assets of Christianity Today International for a contractual purchase price of $5,500,000 consisting of $1,500,000 in cash and 666,667 of Series A preferred units of Gloo Holdings, LLC (the “Christianity Today Acquisition”). Bishop Claude Alexander and Nona Jones, each members of our board of directors, serve on the board of directors of Christianity Today and received no compensation from the transaction.

In connection with the Christianity Today Acquisition, we purchased advertising and marketing services pursuant to several services agreements from Christianity Today for a total of $141,000 for fiscal 2024 and $264,400 for fiscal 2025. We have ongoing commitments with Christianity Today for additional advertising and marketing services and we expect to pay Christianity Today approximately $250,000 in fiscal 2026 for such services.

On August 1, 2024, our wholly owned subsidiary, Gloo Technologies, LLC, entered into an asset purchase agreement pursuant to which it purchased the Church Metrics platform from Life Covenant Church, Inc. for a contractual purchase price of $2,500,002 consisting entirely of 416,667 Series A preferred units of Gloo Holdings, LLC (the “Church Metrics Acquisition”). Robert Gruenewald, a member of our board of directors, is a board member and vice president of Life Covenant Church.

On March 12, 2025, we entered into a membership interest purchase agreement pursuant to which we purchased a majority interest of Servus Consulting Partners, LLC from its members for a contractual purchase price of $5,562,300 consisting of $1,425,000 in cash and 689,550 of Series A preferred units of Gloo Holdings, LLC (the Servant Acquisition). Mr. Beck and Mr. Gruenewald are members of Servus Consulting Partners’ board of directors and received no compensation from the transaction.

On September 27, 2024, we entered into an asset contribution agreement pursuant to which we purchased substantially all of the assets of InspireHub, Inc. for a contractual purchase price of $3,616,250 consisting entirely of 1,375,000 Gloo Holdings, LLC common units. Mr. Furst is a director of InspireHub.

On January 2, 2024, we entered into a securities purchase agreement pursuant to which we purchased 100% of the outstanding equity of Outreach Media, Inc. from Evans Revocable Living Trust and Evans Family Charitable Trust for an aggregate upfront contractual purchase price of $40,000,000, consisting of $20,000,000 in cash and 3,333,334 Series A preferred units of Gloo Holdings, LLC, with the possibility of additional earn out consideration (the “Outreach Acquisition”).

On February 18, 2025, we entered into a securities purchase agreement pursuant to which we purchased a minority interest of Barna Holdings, LLC from Issachar Holdings, LLC for an aggregate contractual purchase price of $4,900,000, consisting of $1,500,000 in cash and 566,667 Series A preferred units of Gloo Holdings, LLC (the “Barna Acquisition”).

In connection with each of the Christianity Today Acquisition, the Church Metrics Acquisition, the Servant Acquisition, the Outreach Acquisition and the Barna Acquisition, Mr. Beck, his spouse and Pearl Street Trust entered into a put option agreement with the sellers, pursuant to which Pearl Street Trust, Mr. Beck and his spouse jointly and severally agreed to purchase on demand from the sellers their Gloo Holdings, LLC Series A preferred units at a price ranging from $6.00 to $9.00 per unit during specified periods. In connection with the closing of the Outreach Acquisition, Mr. Beck, his spouse and Pearl Street Trust also entered into a guaranty agreement with the sellers pursuant to which Mr. Beck, his spouse and Pearl Street Trust jointly and severally guaranteed to pay the put under the related put option agreement within a specified time period.

Participation in Our Initial Public Offering

Mr. Beck, our president, chief executive officer and director, Mr. Furst, our director, Mr. Gelsinger, our executive chair and head of technology, and Mr. Green, our director, or entities or trusts affiliated with the foregoing, purchased 412,500, 250,000, 125,000 and 250,000 shares, respectively, of our Class A common stock in our initial public offering. The underwriters received the same discount from the sale of the shares of our Class A common stock to these securityholders as they did from any other shares of our Class A common stock sold to the public in that offering

Visitor Reach Notes

As discussed in Note 15, Debt, to our Annual Report on Form 10-K filed on April 15, 2026, in May through September 2024, our subsidiary, Visitor Reach, entered into a series of subordinated loan agreements totaling $1.0 million (the “Visitor Reach Notes”) with related parties and their affiliates, including Howard Rachinski, the subsidiary’s chief executive officer. Each subordinated loan bears interest at a fixed annual rate of 14.0% and matures one year from the effective date of the respective agreement.

Midwestern Notes

As discussed in Note 5, Equity Method Investment, and Note 15, Debt, to our Annual Report on Form 10-K filed on April 15, 2026 we issued three promissory notes (the “Midwestern Notes”) as partial consideration for its acquisition of Midwestern. The Midwestern Notes, which are prepayable at any time by the Company without penalty, consist of (1) a $2.4 million note bearing interest at 4.8%, issued to Mr. Johnson, (2) a $6.5 million note bearing interest at 3.1%, issued to Flourish Holdings, Inc., and (3) a $3.2 million note bearing interest at 5.0%, to Flourish Holdings, Inc. Mr. Johnson is the chief executive officer of Midwestern, of which we hold an equity method investment, and is the sole owner of Flourish Holdings, Inc.

Equity Notes Receivable

In July 2014, we issued promissory notes (the “Equity Notes Receivable”) totaling approximately $0.5 million to three employees. The notes bear interest at 3.00% per annum, compounded annually. Proceeds from the notes were used in full to purchase 2,709,574 common units of Gloo Holdings, Inc. The notes are secured and require full repayment of principal and accrued interest by the executive officers.

The Equity Notes Receivable initially matured on July 1, 2019. Since issuance, the notes have been amended five times, primarily to extend their maturity date, with their maturity date being December 31, 2026.

Series A Preferred Units Issued in Connection with Acquisitions and Related Transactions

As described in Note 4, Business Combinations, to our Annual Report on Form 10-K filed on April 15, 2026, on January 2, 2024, Gloo Holdings, LLC acquired all outstanding equity interests of Outreach from the Evans Revocable Living Trust and the Evans

Family Charitable Trust for total upfront consideration of $53.0 million, consisting of $19.7 million in cash and 3,333,334 Series A preferred units of Gloo Holdings, LLC. The transaction also provides for the potential payment of additional earn-out consideration.

On the same date, Mr. Beck and Pearl Street Trust entered into a put option agreement with the selling trusts (the “Outreach Put Agreement”) pursuant to which Mr. Beck and Pearl Street Trust jointly and severally agreed to purchase, upon demand, the Series A preferred units issued in the transaction at a price of $9.00 per unit. The put option is exercisable during a 12-month window beginning January 2, 2027. Concurrently, Mr. Beck and Pearl Street Trust entered into a guaranty agreement with the selling trusts, pursuant to which they jointly and severally guaranteed payment under the Outreach Put Agreement within ten business days of any demand made under the agreement.

As described in Note 4, Business Combinations to our Annual Report on Form 10-K filed on April 15, 2026, on April 29, 2024, Gloo Holdings, LLC acquired certain assets of Christianity Today International for total consideration of $6.2 million, comprised of $1.4 million in cash and 666,667 Series A preferred units of Gloo Holdings, LLC. Two members of the Company’s board of directors, Nona Jones and Bishop Claude Alexander, serve on the board of directors of Christianity Today but received no consideration in connection with the transaction.

In connection with the acquisition, on April 29, 2024, Mr. Beck and Pearl Street Trust entered into a put option agreement with Christianity Today International. Under this agreement, Mr. Beck and Pearl Street Trust jointly and severally agreed to purchase, upon demand, the Series A preferred units issued in the transaction at a price of $6.00 per unit. The option is exercisable during a 12-month period beginning May 1, 2027.

On August 1, 2024, Gloo Technologies, LLC, our wholly-owned subsidiary, acquired the Church Metrics platform from Life Covenant Church, Inc. for total consideration of $2,500,002, paid entirely in the form of 416,667 Series A preferred units of Gloo Holdings, LLC. Robert Gruenewald, a member of the Company’s board of directors, also serves as a board member and vice president of Life Covenant Church.

In connection with the acquisition, Mr. Beck and Pearl Street Trust entered into a put option agreement with Life Covenant Church on August 1, 2024. Under the agreement, Pearl Street Trust and Scott Beck jointly and severally agreed to purchase, upon demand, the Series A preferred units issued in the transaction at a price of $6.00 per unit. The option is exercisable during a 12-month window beginning July 1, 2027, but may be accelerated upon a Qualified IPO resulting in proceeds of at least $50 million and a trading price of at least $15.00 per share of our Class A common stock for 60 consecutive days.

On September 27, 2024, we acquired substantially all assets of InspireHub in exchange for 1,375,000 common units of Gloo Holdings, LLC, representing total consideration of $3,616,250. Jack Furst was a director of InspireHub.

Other Transactions

On February 1, 2025, we entered into a services agreement with Generous Life, LLC pursuant to which Generous Life provides strategic consulting and advisory services for us in exchange for an option to purchase 333,333 Gloo Holdings, LLC common units at an exercise price of $6.00 per unit. The units subject to the option vest in equal monthly installments over the course of four years subject to Generous Life continuing to provide services to us. Mr. Gruenewald is the sole member of Generous Life.

On February 1, 2025, we entered into a services agreement with YouVersion, Inc. pursuant to which YouVersion provides strategic consulting and advisory services for us in exchange for an option to purchase 333,333 Gloo Holdings, LLC common units at an exercise price of $6.00 per unit. The units subject to the option vest in equal monthly installments over the course of four years subject to YouVersion continuing to provide services to us. Mr. Gruenewald is a director and officer of YouVersion.

On November 1, 2024, we entered into a services agreement with YouVersion, Inc. pursuant to which we provide strategic development and consulting services to YouVersion in exchange for cash compensation, which totaled $465,727 since November 1, 2024.

On November 5, 2025, we entered into a services agreement with YouVersion, Inc. and we subsequently entered into statements of work pursuant to which we agreed to provide strategic development and consulting services to YouVersion in exchange for cash compensation, which totaled $1,023,613 since November 5, 2025.

We leased a total of 7,804 square feet of office space from Tango 815, LLC and Tango 819, LLC from January 1, 2023 through December 31, 2025 for aggregate rent of $702,360. Mr. Beck is a manager of both Tango 815 and Tango 819.

On January 2, 2024, we acquired 100% of the equity ownership of Outreach Media, Inc. As part of this transaction, we acquired two operating leases for the occupancy of office and warehouse spaces in Colorado Springs, Colorado, each with entities controlled by a member of the subsidiary’s management. We have evaluated the relationship with these related parties and concluded that the related party is not a variable interest entity because we have no direct ownership interest or relationship with the related party other than the leases. The leases both commenced on January 2, 2024, both having a term of seven years with no extension options. On one of the properties, we pay operating expenses related to maintenance and operating costs that arise from the use of the property. Additionally, we recognized an asset on both of the leases related to the fair value of the below-market component included in the acquired leases.

We have determined that the leases are both operating leases. Operating lease cost related to these leases recognized for the years ended January 31, 2025 and 2026 was $1.0 million and $1.3 million, respectively. The operating lease cost was allocated to General and administrative in the consolidated statements of operations. The operating lease right-of-use assets as of January 31, 2025, and 2026 were $3.6 million and $5.1 million, respectively, in the consolidated balance sheets. The current and long-term portions of the lease liabilities as of January 31, 2026, were $1.0 million and $4.2 million, respectively, and were recognized in within the current and non-current the lease liability in the consolidated balance sheets. The current and long-term portions of the lease liabilities as of January 31, 2025, were $0.5 million and $3.1 million, respectively, and were recognized within the current and non-current lease liability in the consolidated balance sheets.

In connection with the Gloo Holdings, LLC Series A preferred unit issuances, Mr. Beck and Pearl Street Trust have jointly and severally entered into put agreements with several third-party investors (the “2023 Put Agreements”), including Compassion International, Inc.; GuideStone Financial Resources of the Southern Baptist Convention; Paul and Amaryah Lanum; RightNow Ministries International; Trinity FFV Alternative Income Fund, LP; and WC Gloo Fund, LLC. Under these agreements, Mr. Beck and Pearl Street Trust agreed to repurchase the purchasers’ Series A preferred units at $6.00 per unit, upon demand at any time from the first to the fourth anniversary of the agreement’s effective date. Gloo Holdings, LLC is a party to these purchase agreements solely to represent and warrant that the put agreements were authorized under its operating agreement.

On December 19, 2023, Pearl Street Trust granted WC Gloo Fund a mortgage on real property it owns to secure its obligations under WC Gloo Fund’s put agreement.

On December 20, 2024, Scott Beck executed personal guaranty agreements with RightNow Ministries International, WC Gloo Fund, and Compassion International, agreeing to satisfy any obligations under exercised put options.

On April 1, 2024, we entered into vendor services agreements with Singularity Interactive, LLC pursuant to which Singularity provides strategy and executive consulting services to us in exchange for an aggregate payment of $875,000. Mr. Beck is a member of Singularity Interactive’s board of managers.

In addition, on October 25, 2023, Gloo Holdings, LLC entered into a revenue-sharing agreement with one of its equity method investees. Under this agreement, we provides sales support services, marketing and other services to the end-customer. During the fiscal years ended January 31, 2025 and 2026 we generated revenues under this agreement of $1.4 million and $0.5 million, respectively.

During the fiscal years ended January 31, 2025 and 2026, we incurred expenses under vendor agreements with a related party of $0.4 million and $1.6 million, respectively, in connection with strategic and executive consulting services and $2.2 million and $2.1 million, respectively, for engineering staffing services. These services were rendered by an entity that is controlled by the chief executive officer of the Company.

We have an arrangement with Entertainment Technology Investments, Inc. pursuant to which it reimburses us for 100% of the salary we pay to Susan Elam, one of our employees. This amounted to a reimbursement of $147,000 for fiscal 2024 and $73,000 for fiscal 2025. Mr. Beck is the President of Entertainment Technology Investments.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation and bylaws provide that we shall indemnify each of our directors and officers to the fullest extent permitted by Delaware law. We have entered into customary indemnification agreements with each of our executive officers and directors that provide them with customary indemnification in connection with their service to us or on our behalf.

Policies and Procedures for Related Person Transactions

We have adopted a formal, written policy regarding related person transactions that provides that a related person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or any proposed transaction, arrangement or relationship, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. Our policy also provides that a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons. Our audit committee has the primary responsibility for reviewing and approving or disapproving related person transactions, and our compensation committee is responsible for reviewing and approving or disapproving ordinary course compensation of any immediate family member of a related person that would constitute a related person transaction under our policy. In addition to our policy, our audit committee charter provides that the audit committee shall review and approve or disapprove of any related person transactions as specified in the related person transaction policy.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2027 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2027 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before January 27, 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in our proxy materials. Proposals should be addressed to:

Gloo Holdings, Inc.

Attention: Secretary

831 Pearl Street

Boulder, Colorado 80302

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2027 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Eastern Time, on March 15, 2027, and
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no later than 5:00 p.m., Eastern Time, on April 14, 2027.

In the event that we hold our 2027 annual meeting more or less than 25 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Eastern Time, on the 120th day prior to the day of our 2027 annual meeting, and
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no later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the 2027 annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present such proposal at the annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2026 Annual Report

Our financial statements for our fiscal year ended January 31, 2026 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at https://investors.gloo.com/financial-information/sec-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Gloo Holdings, Inc., 831 Pearl Street, Boulder, Colorado 80302, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are therefore urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Boulder, Colorado

May 27, 2026

Gloo GLOO HOLDINGS, INC 831 PEARL STREET BOULDER , COLORADO 80302 UNITED STATES SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 12, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GLOO2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 12, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GLOO HOLDINGS, INC. 831 PEARL STREET BOULDER, COLORADO 80302 UNITED STATES T00265-P53625 For All For All Except Withhold All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. GLOO HOLDINGS, INC. The Board of Directors recommends you vote FOR ALL the following: 1.Election of Directors Nominees: 01) Bishop Claude Alexander, Jr. 02) John Furst 03) Derek Green The Board of Directors recommends you vote FOR the following proposal: 2. The ratification of the appointment of Crowe LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. NOTE: In their discretion, each proxy may also vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2025 Annual Report are available at www.proxyvote.com. T00266-P53625 GLOO HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERSJULY 13, 2026 10:00 AM MT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Scott Beck, President and Chief Executive Officer, Paul Seamon, Chief Financial Officer, and Jared Warner, Chief Administrative Officer (the "Named Proxies"), or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOO HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Mountain Time, on July 13, 2026, virtually at www.virtualshareholdermeeting.com/GLOO2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side